Exhibit 99.1

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com

BOYD GAMING REPORTS PRELIMINARY FIRST-QUARTER 2020 RESULTS

First-Quarter 2020 Highlights

–	Results Severely Impacted by Closure of All Properties in March Due to COVID-19
–	Broad-Based Actions Taken to Reduce Expenses Across Operations
–	Ample Liquidity Provides Solid Foundation During Closure Period

LAS VEGAS - APRIL 28, 2020 - Boyd Gaming Corporation (NYSE: BYD) today reported preliminary financial results for the first quarter ended March 31, 2020.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “During these unprecedented times, our highest priority is the health and safety of our team members, customers and communities. We want to express our gratitude to our first responders and health care workers, who have put their own health and well-being at risk to protect us all.

“We are fully supportive of the actions taken by state and local officials to help slow the spread of COVID-19, including the closure of our properties nationwide. We look forward to re-opening our properties - following strict safety protocols that will meet or exceed the requirements set forth by health officials - when state authorities determine it is appropriate to do so.”

Smith continued: “Prior to the closure of all of our properties in mid-March, our Company began the first quarter with a strong performance, posting two consecutive months of solid year-over-year growth across our nationwide operations. And while our first-quarter results were significantly impacted by property closures, we have taken broad-based actions to reduce expenses and preserve liquidity. As a result of these actions, and the progress we have made in recent years to strengthen our balance sheet, we believe our Company is well-positioned to sustain itself through the closure period.  We intend to emerge from these challenging times as a more efficient and operationally focused Company.”

The financial information provided for the first quarter of 2020 is preliminary.  The Company has not completed its final closing procedures related to reviews of goodwill, intangibles and certain other long-lived assets for impairment and the related income tax provision adjustments that may be made.  The completion of these procedures may result in adjustments to the preliminary information presented.  The final financial results for the quarter will be provided in a Form 10-Q expected to be filed with SEC on or before May 11, 2020.

On a preliminary basis, Boyd Gaming reported a net loss of $18.3 million, or $0.16 per share, for the first quarter of 2020, compared to net income of $45.5 million, or $0.40 per share, for the year-ago period. The Company's first-quarter 2020 income tax provision includes a $7.4 million charge to establish a valuation allowance for certain deferred tax assets.

The Company reported first-quarter 2020 revenues of $680.5 million, down from $827.3 million in the first quarter of 2019. Total Adjusted EBITDAR(1) was $144.4 million in the first quarter of 2020, compared to $223.0 million in the first quarter of 2019. Adjusted Earnings(1) for the first quarter of 2020 reflect a loss of $2.4 million, or $0.02 per share, compared to Adjusted Earnings of $48.9 million, or $0.43 per share, for the same period in 2019.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

During the period from March 12 through March 18, 2020, the Company was required to close all 29 of its properties nationwide under state and local orders aimed at mitigating the spread of COVID-19.  As of April 28, 2020, all Boyd Gaming properties remain closed to the public.

Las Vegas Locals

In the Las Vegas Locals segment, first-quarter 2020 revenues were $180.8 million, compared to $222.9 million in the year-ago quarter. First-quarter 2020 Adjusted EBITDAR was $46.8 million, compared to $74.2 million in the first quarter of 2019.

Downtown Las Vegas

In the Downtown Las Vegas segment, revenues were $54.1 million in the first quarter of 2020, compared to $63.0 million in the year-ago period.  Adjusted EBITDAR was $10.0 million in the current period, versus $15.0 million in the year-ago quarter.

Midwest & South

In the Midwest & South segment, revenues were $445.6 million versus $541.4 million in the first quarter of 2019.  Adjusted EBITDAR was $105.8 million, compared to $156.5 million in the year-ago period.

Balance Sheet Update

As of March 31, 2020, Boyd Gaming had cash on hand of $831.2 million, including $670.0 million that was drawn from the Company’s revolving credit facilities on March 16, 2020.  Total debt on March 31 was $4.44 billion.

As part of its broad-based measures to preserve liquidity during the closure period, the Company suspended both quarterly dividend payments and share repurchases in March.

Full-Year 2020 Guidance

Boyd Gaming has withdrawn all previously provided financial guidance, including full-year 2020 Adjusted EBITDAR guidance, due to the continued impact of the COVID-19 pandemic on the Company’s operations.

Conference Call Information

Boyd Gaming will host a conference call to discuss first-quarter 2020 results today, April 28, at 5:00 p.m. Eastern. The conference call number is (888) 317-6003, passcode 0781705. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or https://www.webcaster4.com/Webcast/Page/964/34340.

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, April 28, beginning at 7:00 p.m. Eastern and continuing through Tuesday, May 5, at 11:59 p.m. Eastern. The conference number for the replay will be 10142976. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)

(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2020	2019
Revenues
Gaming	$509,765	$620,253
Food & beverage	89,884	111,090
Room	46,727	57,244
Other	34,149	38,701
Total revenues	680,525	827,288
Operating costs and expenses
Gaming	238,700	276,616
Food & beverage	89,839	102,151
Room	22,985	26,882
Other	21,447	23,880
Selling, general and administrative	113,430	115,411
Master lease rent expense (b)	24,665	23,962
Maintenance and utilities	33,146	38,100
Depreciation and amortization	66,965	67,253
Corporate expense	24,958	31,177
Project development, preopening and writedowns	3,508	4,031
Other operating items, net	7,543	199
Total operating costs and expenses	647,186	709,662
Operating income	33,339	117,626
Other expense (income)
Interest income	(439)	(106)
Interest expense, net of amounts capitalized	51,845	61,330
Loss on early extinguishments and modifications of debt	175	—
Other, net	(344)	115
Total other expense, net	51,237	61,339
Income (loss) before income taxes	(17,898)	56,287
Income tax provision	(427)	(10,836)
Net income (loss)	$(18,325)	$45,451

Basic net income (loss) per common share	$(0.16)	$0.40
Weighted average basic shares outstanding	113,708	113,340

Diluted net income (loss) per common share	$(0.16)	$0.40
Weighted average diluted shares outstanding	113,708	113,871

__________________________________________

(a) The financial information provided for first quarter 2020 is preliminary and subject to change. The Company has not completed its final closing procedures related to reviews of goodwill, intangibles and certain other long-lived assets for impairment and the related income tax provision adjustments that may be made. The completion of these procedures may result in adjustments to the preliminary information presented. The final financial results for the quarter will be provided in a Form 10-Q expected to be filed with the SEC on or before May 11, 2020.

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION - PRELIMINARY RESULTS (a)

Reconciliation of Adjusted EBITDA to Net Income

(Unaudited)

	Three Months Ended
	March 31,
(In thousands)	2020	2019
Total Revenues by Reportable Segment
Las Vegas Locals	$180,764	$222,850
Downtown Las Vegas	54,113	63,026
Midwest & South	445,648	541,412
Total revenues	$680,525	$827,288

Adjusted EBITDAR by Reportable Segment
Las Vegas Locals	$46,762	$74,234
Downtown Las Vegas	9,956	15,025
Midwest & South	105,829	156,471
Property Adjusted EBITDAR	162,547	245,730
Corporate expense, net of share-based compensation expense (b)	(18,114)	(22,705)
Adjusted EBITDAR	144,433	223,025
Master lease rent expense (c)	(24,665)	(23,962)
Adjusted EBITDA	119,768	199,063

Other operating costs and expenses
Deferred rent	222	245
Depreciation and amortization	66,965	67,253
Share-based compensation expense	8,191	9,709
Project development, preopening and writedowns	3,508	4,031
Other operating items, net	7,543	199
Total other operating costs and expenses	86,429	81,437
Operating income	33,339	117,626
Other expense (income)
Interest income	(439)	(106)
Interest expense, net of amounts capitalized	51,845	61,330
Loss on early extinguishments and modifications of debt	175	—
Other, net	(344)	115
Total other expense, net	51,237	61,339
Income (loss) before income taxes	(17,898)	56,287
Income tax provision	(427)	(10,836)
Net income (loss)	$(18,325)	$45,451

__________________________________________

(a) The financial information provided for first quarter 2020 is preliminary and subject to change.  The final financial results for the quarter will be provided in a Form 10-Q expected to be filed with the SEC on or before May 11, 2020.

(b) Reconciliation of corporate expense:

	Three Months Ended
	March 31,
(In thousands)	2020	2019
Corporate expense as reported on Condensed Consolidated Statements of Operations	$24,958	$31,177
Corporate share-based compensation expense	(6,844)	(8,472)
Corporate expense, net, as reported on the above table	$18,114	$22,705

(c) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION - PRELIMINARY RESULTS (a)

Reconciliations of Net Income to Adjusted Earnings

and Net Income Per Share to Adjusted Earnings Per Share

(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2020	2019
Net income (loss)	$(18,325)	$45,451
Pretax adjustments:
Project development, preopening and writedowns	3,508	4,031
Other operating items, net	7,543	199
Loss on early extinguishments and modifications of debt	175	—
Other, net	(344)	115
Total adjustments	10,882	4,345

Income tax effect for above adjustments	(2,303)	(933)
Impact of tax valuation allowance	7,392	—
Adjusted earnings (loss)	$(2,354)	$48,863

Net income (loss) per share, diluted	$(0.16)	$0.40
Pretax adjustments:
Project development, preopening and writedowns	0.03	0.04
Other operating items, net	0.07	—
Loss on early extinguishments and modifications of debt	—	—
Other, net	—	—
Total adjustments	0.10	0.04

Income tax effect for above adjustments	(0.02)	(0.01)
Impact of tax valuation allowance	0.06	—
Adjusted earnings (loss) per share, diluted	$(0.02)	$0.43

Weighted average diluted shares outstanding	113,708	113,871

__________________________________________

(a) The financial information provided for first quarter 2020 is preliminary and subject to change.  The final financial results for the quarter will be provided in a Form 10-Q expected to be filed with the SEC on or before May 11, 2020.

Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, EBITDAR (EBITDA further adjusted for rent expense associated with a master lease), Adjusted EBITDAR, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance.  We do not provide a reconciliation of forward-looking non-GAAP financial measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR

EBITDA and EBITDAR are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), provide our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA and EBITDAR when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide a full understanding of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA or Adjusted EBITDAR. We have chosen to provide this information to investors to enable them to perform comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of Adjusted EBITDA and Adjusted EBITDAR provides consistency in our financial reporting. We use Adjusted EBITDA and Adjusted EBITDAR in this press release because we believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making. Adjusted EBITDA and Adjusted EBITDAR are among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA and Adjusted EBITDAR as measures in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA and Adjusted EBITDAR are also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, loss on early extinguishments and modifications of debt and other operating items, net. Adjusted EBITDAR reflects Adjusted EBITDA further adjusted for rent expense associated with a master lease with a real estate investment trust.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income before project development, preopening and writedown expenses, impairments of assets, other items, net, gain or loss on early extinguishments and modifications of debt, other non-recurring adjustments, net, and income from discontinued operations, net of tax. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release include statements regarding the impacts of COVID-19 on the Company, expectations about reopening the Company’s properties and the ability to meet or exceed strict safety protocols set forth by health officials, the progress the Company has made in recent years to strengthen its balance sheet, and the belief that the Company is well-positioned to sustain itself through the closure period, as well as the Company’s intent to emerge as a more efficient and operationally focused Company.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to:  the ongoing uncertainty about COVID-19, its duration and impact, the closure and length of closure of the Company’s properties, negative perceptions of visiting properties that have large groups of people, the cost to comply with any mandated health requirements associated with the virus, the extent of consumer demand upon re-opening, the negative effects on the Company’s workforce, suppliers, contractors and other partners, as well as the impact on the customer experience of necessary health and safety measures implemented at the direction of State and local governments and gaming regulators.  Risks also include fluctuations in the Company's operating results; the results of operations of its properties in various markets; the political climate and its effects on consumer spending and its impact on the travel industry; the state of the economy and its effect on consumer spending and the Company's results of operations; the impact and effects of the local economies in the markets where the Company has operations; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company's expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 29 gaming entertainment properties in 10 states. With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering its guests an outstanding entertainment experience, delivered with unwavering attention to customer service. For additional Company information and press releases, visit www.boydgaming.com.